Exhibit 10.27
AWARD/Contract 1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350) RATING PAGE OF PAGES 1 21 2. Contract (Proc. Inst, Ident.) No. V81XWH-06-C-0386 3. EFFECTIVE DATE 15 AUG 2006 4. REQUISITION/PURCHASE REQUEST/PROJECT NO. W81WH6194M344 5. ISSUED BY CODE W81XWH USA MED RESEARCH ACQ ACTIVITY 820 CHANDLER ST FORT DETRICK, MD 21702-5014 6. ADMINISTERED BY (If other than Item 5) USA MED RESEARCH ACQ ACTIVITY ATTN: KATHY GUERTIN 301-619-7434 KATHY.GUERTIN@DET.AMEDD.ARMY.MIL FORT DETRICK MD 21702 7. NAME AND ADDRESS OR CONTRACTOR (No., street. City, county, state and zip code) IONFINITY LLC 2400 LINCOLN AVE ALTADENA, CA 90001-5436 8. DELIVERY ___FOB ORIGIN ___X___OTHER (See Below) 9. DISCOUNT FOR PROMPT PAYMENT NET 15 10. SUBMIT INVOICES 1 (4 copies unless otherwise specified TO THE ADDRESS SHOWN IN : ITEM BLOCK 6 CODE 1ZBL9 FACILITY CODE 11. SHIP TO/MARK FOR CODE W23RYX USA MED RESEARCH AND MATERIAL COM JUANITA LIVINGSTON 504 SCOTT STREE FORT DETRICK MD 21702-5012 12. PAYMENT WILL BE MADE BY CODE HQ0303 DEFENSE FINANCE AND ACOUNTING SERVICE DFAS ROCK ISLAND ROCK ISLAND FIELD CUSTOMER SVC: 1-888-332-7742 ROCK ISLAND IL 61299-8000 13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION [10 U.S.C. 2304 (c) ( ) [41 U.S.C. 253 (c) ( ) 14 ACCOUNTING AND APROPRIATION DATA See Schedule 15A. ITEM NO 15B. SUPPLIES/SERVICES 15 C. QUANITTY 15D. UNIT 15E. UNIT PRICE 15F. AMOUNT SEE SCHEDULE 15G TOTAL AMOUNT OF CONTRACT $99,998.00 16. TABLE OF CONTENTS (X) SEC DESCRIPTION PAGE(S) (X) SEC DESCRIPTION PAGE(S) PART I- THE SCHEDULE PART II- CONTRACT CLAUSE X A SOLICITATION.CONTRACT FORM 1-2 X I CONTRACT CLAUSES 18-20 X B SUPPLIES OR SERVICES AND PRICES 3-4 PART III- LIST OF DOCUMETNS, EXHIBITS AND OTHER ATTACHMENTS X C DESCRIPTION/SPECS/WORK STATEMENT 5-8 X J LIST OF ATTACHMENTS 21 X D PACKING AND MARKING 9 PART IV- REPRESENTATIONS AND INSTRUCTIONS X E INSPECTION AND ACCEPTANCE 10 K PREPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS X F DELIVERIES OR PERFORMANCE 11-15 L INSTRS., COND., AND NOTICES TO OFFERORS X G CONTRACT ADMINISTRATION DATA 16-17 M EVALUATION FACTORS FOR AWARD H SPECIAL CONTRACT REQUIRMENTS CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE 17. [ ] CONTRACTOR’S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.) 18. [ ] AWARD Contractor is not required to sign this document.) Your offer on Solicitation Number Including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Governments solicitation and your offer, and (b) this award/contract. No further contractual documentation is necessary. 19A. NAME AND TITLE OF SIGNER (Type or print) 20A. NAME AND TITL E OF CONTRACTING OFFICER JAMES WATKINS / CONTRACT SPECIALIST TEL: 301-619-2540 EMAIL: james.e.watkins@us.army.mil 19B. NAME OF CONTRACTOR BY___ (Signature of person authorized to sign) 19C. DATE SIGNED 20B. UNITED STATES OF AMERICA BY ___ (Signature of contracting officer) 20C. DATE SIGNED 14-Aug-2006